UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 9, 2007
Brandywine Realty Trust

(Exact name of issuer as specified in charter)

MARYLAND (State or Other Jurisdiction of Incorporation or Organization)	1-9106 (Commission file number)	23-2413352 (I.R.S. Employer Identification Number)
401 Plymouth Road, Suite 500
Plymouth Meeting, Pennsylvania 19462
(Address of principal executive offices)
(610) 325-5600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (i) 2006 Year-end Bonus Awards.
          On February 9, 2007, the Compensation Committee of our Board of Trustees approved the award of year-end bonuses to our officers, with our Named Executive Officers (identified below) receiving the dollar amount of award set beside his name. Unless an officer currently satisfies the share ownership requirement that he will be required to meet, as provided in our Corporate Governance Principles (and as summarized below), the executive must take at least twenty-five percent of his bonus in common shares (or common share equivalents under our executive deferred compensation plan) and may elect to take all or any portion of such bonus in excess of such minimum percentage in common shares (or common share equivalents). The per share price for such shares (or share equivalents) is equal to $35.19 (the closing price of our shares on the date of the award) for the twenty-five percent portion of the bonus that must be taken in equity and is equal to 85% of such closing price for any portion of the bonus in excess of such minimum percentage that the executive elects to take in equity. If an executive currently satisfies the share ownership level applicable to him, as provided in our Corporate Governance Principles, then the executive is not required to take any portion of the bonus in equity and is entitled to the above-referenced discount on any shares acquired with his bonus. Each of the Named Executive Officers satisfies the share ownership level applicable to him and, therefore, is entitled to the discount on any portion of his annual bonus that he elects to take in common shares (or common share equivalents). The portion of the common shares (or common share equivalents) received as a result of the discount is subject to transfer restrictions until February 9, 2009. Under our Corporate Governance Principles, officers are required to own, within five years of their election as an officer but no earlier than May 2007, common shares (or common share equivalents under our deferred compensation plan) having a market value at least equal to the following multiples of their base salary: (i) President and Chief Executive Officer: six times salary; (ii) each Executive Vice President who is a Senior Managing Director and each Executive or Senior Vice President who is any of Chief Financial Officer, Chief Investment Officer, General Counsel or Chief Administrative Officer: four times salary; and (iii) each Executive Vice President, Senior Vice President or Vice President who does not hold a position included in the foregoing clause (ii): the lesser of (x) 50% of the aggregate dollar amount of bonuses awarded in the form of Company equity awards (such as restricted shares) during the period following appointment as officer and (y) 1.5 multiplied by his or her base salary.

Named Executive Officer	Bonus Award
Gerard H. Sweeney	$1,250,000
Brad A. Molotsky	$315,000
Anthony S. Rimikis	$175,000
George D. Sowa	$225,000
Robert K. Wiberg	$275,000
          We have identified as a “Named Executive Officer” those of our current executive officers that were identified as Named Executive Officers in our 2006 Proxy Statement and those of our current executive officers that we expect to identify as Named Executive Officers in the 2007 Proxy Statement.
     (ii) Restricted Performance Share Awards.
          On February 9, 2007, the Compensation Committee of our Board of Trustees awarded an aggregate of 198,818 “restricted” Performance Shares to Company employees (including an aggregate of 140,246 “restricted” Performance Shares to 13 executive officers). We have attached the form of award for our President and Chief Executive Officer as Exhibit 10.1 to this Form 8-K and the form of award for other executive officer recipients as Exhibit 10.2 to this Current Report. The forms of the award agreement for the other executive officer recipients are alike in material respect (other than as to the recipient name and the number of shares covered by the agreement). The Performance Shares vest in seven equal annual installments commencing on March 15, 2008 and thereafter on each succeeding January 15 through January 15, 2014, based on the recipient’s continued employment with us, subject to acceleration of vesting upon a change in control of us or the death or disability of the recipient (and, in the case of our President and Chief Executive Officer, should his employment be terminated without “cause” or should he resign for “good reason,” as such terms are defined in his employment agreement). During the period that a Performance Share has not vested, the applicable executive is entitled to receive a cash payment equal to the distributions paid on a common share; and on vesting of the Performance Shares the holder of such Performance Share is entitled to a common share. Vesting of Performance shares is not subject to performance-based conditions. An executive may elect to defer all or any portion of his Performance Shares into our deferred compensation plan. The number of shares covered by awards to those executive officers who are “Named Executive Officers” is as follows:

Named Executive Officer	Number of Shares
Gerard H. Sweeney	65,360
Brad A. Molotsky	9,947
Anthony S. Rimikis	4,973
George D. Sowa	7,105
Robert K. Wiberg	9,947
     (iii) Amendment to Employment Agreement of President and Chief Executive Officer.
          On February 9, 2007, the Compensation Committee of our Board of Trustees approved amendments to the employment agreement of our President and Chief Executive Officer. A copy of the Amended and Restated Employment Agreement is attached to this Current Report on Form 8-K as Exhibit 10.3. The amendments principally effect the following changes: (i) the stated term of Mr. Sweeney’s employment is extended from May 7, 2008 until February 9, 2010, with the one-year automatic renewal feature in the existing agreement remaining unchanged; and (ii) Mr. Sweeney’s annual base salary is increased to $600,000 (and his separate annual allowances that aggregated $82,000 per year is eliminated).

     (iv) 2007 Base Salaries for Executive Officers.
          On February 9, 2007, the Compensation Committee of our Board of Trustees approved changes to the annual base salaries for our executive officers. The following table shows the revised base annual salaries for our Named Executive Officers:

Named Executive Officer	Amount
Gerard H. Sweeney	$600,000
Brad A. Molotsky	$326,000
Anthony S. Rimikis	$250,000
George D. Sowa	$270,000
Robert K. Wiberg	$270,000

Item 9.01. Financial Statements and Exhibits

Exhibits

10.1	Performance Share Award to President and Chief Executive Officer of Brandywine Realty Trust

10.2	Form of Performance Share Award to Executives other than President and Chief Executive Officer of Brandywine Realty Trust.

10.3	Amended and Restated Employment Agreement for President and Chief Executive Officer

Signatures
          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Brandywine Realty Trust
Date: February 13, 2007	By:	/s/ Gerard H. Sweeney
Gerard H. Sweeney
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Performance Share Award to President and Chief Executive Officer of Brandywine Realty Trust

10.2	Form of Performance Share Award to Executives other than President and Chief Executive Officer of Brandywine Realty Trust.

10.3	Amended and Restated Employment Agreement for President and Chief Executive Officer